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                                                                   Exhibit 24(c)
                                                                   -------------



                                POWER OF ATTORNEY
                                -----------------


                  The undersigned Directors and officers of The Gorman-Rupp Company (the "Company") hereby appoint Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 (or such other form as counsel to the Company may advise as appropriate) for the purpose of registering (i) the Common Shares of the Company to be offered under the Company's Employee Stock Purchase Plan, and (ii) an indeterminate amount of interests in such Plan that are separate securities, and any and all supplements, amendments (including post-effective amendments), exhibits and consents to any such Registration Statements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statements or the securities covered thereby, and to take any and all other action that any of them may deem necessary or advisable in order to effect the registration, qualification or exemption of part or all of the Common Shares of the Company, or the interests in such Plan, to be offered under the securities or Blue Sky laws of any jurisdiction of the United States of America or Canada, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.



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                                                                               2
                 Executed as of the 28th day of February, 2002.

/s/ JEFFREY S. GORMAN                   President, Principal Executive
-----------------------------           Officer and Director
Jeffrey S. Gorman


/s/ JUDITH L. SOVINE                    Treasurer and Principal
-----------------------------           Financial and Accounting
Judith L. Sovine                        Officer


/s/ JAMES C. GORMAN                     Director
-----------------------------
James C. Gorman


/s/ WILLIAM A. CALHOUN                  Director
-----------------------------
William A. Calhoun


/s/ THOMAS E. HOAGLIN                   Director
-----------------------------
Thomas E. Hoaglin


/s/ CHRISTOPHER H. LAKE                 Director
-----------------------------
Christopher H. Lake


/s/ PETER B. LAKE                       Director
-----------------------------
Peter B. Lake


/s/ W. WAYNE WALSTON                    Director
-----------------------------
W. Wayne Walston


/s/ JOHN A. WALTER                      Director
-----------------------------
John A. Walter